UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II

INVESCO BOND FUND

INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

INVESCO HIGH INCOME 2024 TARGET TERM FUND

INVESCO HIGH INCOME TRUST II

INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

INVESCO MUNICIPAL OPPORTUNITY TRUST

INVESCO MUNICIPAL TRUST

INVESCO PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

INVESCO QUALITY MUNICIPAL INCOME TRUST

INVESCO SENIOR INCOME TRUST

INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS

INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

INVESCO VALUE MUNICIPAL INCOME TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

Thank you for calling Invesco.

If you have questions regarding the Joint Annual Meeting of Shareholders of the Funds taking place on August 29, 2024, Press 1.

If you have questions regarding the Joint Special Meeting of Shareholders of the Funds taking place on August 29, 2024, Press 2.

If you plan to attend the Joint Annual Meeting of Shareholders of the Funds, Press 3.

If you plan to attend the Joint Special Meeting of Shareholders of the Funds, Press 4.

OPTION 1	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 5200]

OPTION 2	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 5200]

OPTION 3	Thank you for planning to attend the upcoming Joint Annual Meeting of Shareholders of the Funds, which is currently scheduled for 1:00 p.m. Central Daylight Time on August 29, 2024.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

OPTION 4	Thank you for planning to attend the upcoming Joint Special Meeting of Shareholders of the Funds which is currently scheduled for 1:30 p.m. Central Daylight Time on August 29, 2024.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

QUESTIONS & ANSWERS:

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•

You may call in your vote to a 24-hour automated system or a live proxy representative by calling the phone number(s) listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with your proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE FIRST SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To elect Elizabeth Krentzman, Robert C. Troccoli, Carol Deckbar and Douglas Sharp trustees of the Fund to be voted on by the holders of the Fund’s Common Shares.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the Fund may not receive enough votes to go forward with the August 29, 2024 first shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Morrow Sodali Fund Solutions as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxyvotenow.com/invesco2024 maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between the www.proxyvotenow.com/invesco2024 Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxyvotenow.com/invesco2024 verifies the number and presents the shareholder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, www.proxyvotenow.com/invesco2024 uses only the control numbers to register votes.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated, along with the individual’s signature and full title. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the first shareholder meeting, which will be held on August 29, 2024 at 1:00 p.m. Central Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS:

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•

You may call in your vote to a 24-hour automated system or a live proxy representative by calling the phone number(s) listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with your proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE SECOND SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

To approve amendments to the current fundamental investment restrictions required by the Investment Company Act of 1940 for the Funds other than IHTA to be voted on by the holders of the Funds’ Common Shares voting together as follows:

a.	To amend the fundamental investment restriction regarding diversification (with the exception of VPV).

b.	To amend the fundamental investment restriction regarding borrowing.

c.	To amend the fundamental investment restriction regarding issuing senior securities.

d.	To amend the fundamental investment restriction regarding underwriting securities issued by other persons.

e.	To amend the fundamental investment restriction regarding lending.

f.	To amend the fundamental investment restriction regarding purchasing and selling real estate.

g.	To amend the fundamental investment restriction regarding purchasing and selling commodities.

h.	To amend the fundamental investment restriction regarding industry concentration.

To approve the removal of the following current fundamental investment restrictions not required by the federal securities laws for the affected Funds as follows:

a.	For IQI, OIA, VKQ, VGM, VCV, VKI, VBF, VLT, VVR, VTN, VMO and VPV, to remove the fundamental investment restriction regarding purchasing on margin.

b.

For IQI, OIA, VKQ, VCV, VKI, VBF, VGM, VLT, VVR, VTN, VMO and VPV, to remove the fundamental investment restriction(s) regarding making short sales, writing, purchasing or selling puts or calls or purchasing or selling futures or options.

1.	For IQI and OIA, to remove the fundamental investment restriction regarding short sales of securities.*

2.	For IQI and OIA, to remove the fundamental investment restriction regarding writing, purchasing or selling puts or calls.*

c.	For IQI, OIA, VKQ, VGM, VCV, VKI, VBF, VLT, VVR, VTN, VMO and VPV, to remove the fundamental investment restriction regarding investing for control or management.

d.	For IQI, OIA and VBF, to remove the fundamental investment restriction regarding investing in management-owned securities.

e.	For VKQ, VCV, VGM, VKI, VLT, VVR, VTN, VMO and VPV, to remove the fundamental investment restriction regarding investing in other investment companies.

f.	For IQI, OIA, VKQ, VCV, VGM, VKI, VLT, VVR, VTN, VMO and VPV, to remove the fundamental investment restriction regarding investing in oil, gas or mineral exploration or development programs.

g.	For IQI and OIA, to remove the fundamental investment restriction regarding purchasing taxable debt.

h.	For IQI and OIA, to remove the fundamental investment restriction regarding investing in unseasoned companies.

i.	For IQI and OIA, to remove the fundamental investment restriction regarding investing in common stock.

j.	For IQI and OIA, to remove the fundamental investment restriction regarding pledging of assets.

k.	For OIA, to remove the fundamental investment restriction regarding investing in restricted securities.

l.	For VKQ, VCV, VTN and VMO, to remove the fundamental investment restriction regarding investing for short-term profit.

m.	For VBF, to remove the fundamental investment restriction regarding investing in preferred stock.

n.	For VBF, to remove the fundamental investment restriction regarding investing in debt securities.

o.	For VBF, to remove the fundamental investment restriction regarding joint trading.

p.	For VVR, to remove the fundamental investment restriction regarding investing in investment companies with substantially the same investment objective, policies and restrictions as the Fund.

*

Shareholders of IQI and OIA will each vote separately to (1) remove the fundamental investment restriction regarding short sales of securities, and (2) remove the fundamental investment restriction regarding writing, purchasing or selling puts or calls, as these fundamental restrictions are separate restrictions in the Funds’ registration statement.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the proposals regarding the amendments and/or elimination of the fundamental restrictions of the fund, as applicable.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the Fund may not receive enough votes to go forward with the August 29, 2024 second shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Morrow Sodali Fund Solutions as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxyvotenow.com/invesco2024 maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between the www.proxyvotenow.com/invesco2024 Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her 14-digit control number. www.proxyvotenow.com/invesco2024 verifies the number and presents the shareholder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, www.proxyvotenow.com/invesco2024 uses only the control numbers to register votes.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated, along with the individual’s signature and full title. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the second shareholder meeting, which will be held on August 29, 2024 at 1:30 p.m. Central Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS:

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•

You may call in your vote to a 24-hour automated system or a live proxy representative by calling the phone number(s) listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with your proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE FIRST SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•

To elect Elizabeth Krentzman, Robert C. Troccoli, Carol Deckbar and Douglas Sharp as trustees of the Fund to be voted on by the holders of the Funds’ Common Shares and the holders of the Funds’ Preferred Shares voting together.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the nominees to the Board of Trustees.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 29, 2024 first shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Morrow Sodali Fund Solutions as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxyvotenow.com/invesco2024 maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between the www.proxyvotenow.com/invesco2024 Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxyvotenow.com/invesco2024 verifies the number and presents the shareholder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, www.proxyvotenow.com/invesco2024 uses only the control numbers to register votes.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated, along with the individual’s signature and full title. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the first shareholder meeting, which will be held on August 29, 2024 at 1:00 p.m. Central Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

QUESTIONS & ANSWERS:

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•

You may call in your vote to a 24-hour automated system or a live proxy representative by calling the phone number(s) listed on your proxy card. You will need the control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with your proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE SECOND SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

To approve amendments to the current fundamental investment restrictions required by the Investment Company Act of 1940 for the Funds other than IHTA to be voted on by the holders of the Funds’ Common Shares and the holders of the Funds’ Preferred Shares voting together as follows:

a.	To amend the fundamental investment restriction regarding diversification (with the exception of VPV).

b.	To amend the fundamental investment restriction regarding borrowing.

c.	To amend the fundamental investment restriction regarding issuing senior securities.

d.	To amend the fundamental investment restriction regarding underwriting securities issued by other persons.

e.	To amend the fundamental investment restriction regarding lending.

f.	To amend the fundamental investment restriction regarding purchasing and selling real estate.

g.	To amend the fundamental investment restriction regarding purchasing and selling commodities.

h.	To amend the fundamental investment restriction regarding industry concentration.

To approve the removal of the following current fundamental investment restrictions not required by the federal securities laws for the affected Funds as follows:

a.	For IQI, OIA, VKQ, VGM, VCV, VKI, VBF, VLT, VVR, VTN, VMO and VPV, to remove the fundamental investment restriction regarding purchasing on margin.

b.	For IQI, OIA, VKQ, VCV, VKI, VBF, VGM, VLT, VVR, VTN, VMO and VPV, to remove the fundamental investment restriction(s) regarding making short sales, writing, purchasing or selling puts or calls or purchasing or selling futures or options.

1.	For IQI and OIA, to remove the fundamental investment restriction regarding short sales of securities.*

2.	For IQI and OIA, to remove the fundamental investment restriction regarding writing, purchasing or selling puts or calls.*

c.	For IQI, OIA, VKQ, VGM, VCV, VKI, VBF, VLT, VVR, VTN, VMO and VPV, to remove the fundamental investment restriction regarding investing for control or management.

d.	For IQI, OIA and VBF, to remove the fundamental investment restriction regarding investing in management-owned securities.

e.	For VKQ, VCV, VGM, VKI, VLT, VVR, VTN, VMO and VPV, to remove the fundamental investment restriction regarding investing in other investment companies.

f.	For IQI, OIA, VKQ, VCV, VGM, VKI, VLT, VVR, VTN, VMO and VPV, to remove the fundamental investment restriction regarding investing in oil, gas or mineral exploration or development programs.

g.	For IQI and OIA, to remove the fundamental investment restriction regarding purchasing taxable debt.

h.	For IQI and OIA, to remove the fundamental investment restriction regarding investing in unseasoned companies.

i.	For IQI and OIA, to remove the fundamental investment restriction regarding investing in common stock.

j.	For IQI and OIA, to remove the fundamental investment restriction regarding pledging of assets.

k.	For OIA, to remove the fundamental investment restriction regarding investing in restricted securities.

l.	For VKQ, VCV, VTN and VMO, to remove the fundamental investment restriction regarding investing for short-term profit.

m.	For VBF, to remove the fundamental investment restriction regarding investing in preferred stock.

n.	For VBF, to remove the fundamental investment restriction regarding investing in debt securities.

o.	For VBF, to remove the fundamental investment restriction regarding joint trading.

p.	For VVR, to remove the fundamental investment restriction regarding investing in investment companies with substantially the same investment objective, policies and restrictions as the Fund.

*

Shareholders of IQI and OIA will each vote separately to (1) remove the fundamental investment restriction regarding short sales of securities, and (2) remove the fundamental investment restriction regarding writing, purchasing or selling puts or calls, as these fundamental restrictions are separate restrictions in the Funds’ registration statement.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR ALL of the of the proposals regarding the amendments and/or elimination of the fundamental restrictions of the fund, as applicable.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 29, 2024 second shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Morrow Sodali Fund Solutions as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxyvotenow.com/invesco2024 maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between the www.proxyvotenow.com/invesco2024 Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxyvotenow.com/invesco2024 verifies the number and presents the shareholder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, www.proxyvotenow.com/invesco2024 uses the only control numbers to register votes.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated, along with the individual’s signature and full title. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the second shareholder meeting, which will be held on August 29, 2024 at 1:30 p.m. Central Daylight Time.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

July 2, 2024

Dear Shareholder,

Please find enclosed your materials for the upcoming shareholder meetings to be held on August 29, 2024.

You will be receiving TWO packages in connection with the following shareholder meetings for your fund(s):

1)	Annual Meeting – Vote on the election of trustees on the agenda. The Annual Meeting will be held at 1:00 p.m. Central Daylight Time.

2)	Special Meeting – Vote on proposal to amend or remove fundamental investment restrictions on the agenda. The Special Meeting will be held at 1:30 p.m. Central Daylight Time.

Please exercise your right to vote. Your vote is very important and will save the fund solicitation expenses.

Please vote ALL proxy cards individually using the control numbers provided on the proxy card(s) contained in each envelope.

You can vote EACH card using the following methods:

•	Mail

•	Internet

•	Phone

The Board recommends you vote in favor of all the proposals.

INVESCO-BSG_2024

INVESCO CALL CENTER INBOUND LINE MESSAGING

INBOUND – OFFICES CLOSED RECORDING

Thank you for calling the Invesco proxy voting line. Our offices are currently closed. Please call us back during our normal business hours, which are, Monday through Friday, 10:00 a.m. to 11:00 p.m. Eastern time. Thank you and have a nice day.

INBOUND – CALL IN QUEUE MESSAGE

Thank you for calling the Invesco proxy voting line. Your call is very important to us. One of our proxy specialists will be with your shortly. Please remain on the line and your call will be answered in the order in which it was received.

INBOUND – END OF CAMPAIGN MESSAGE*

Thank you for calling the Invesco proxy voting line. The Joint Special Meeting of Shareholders scheduled for August 29, 2024 has concluded. As a result, this toll-free number is no longer in service for proxy related calls. If you have questions about your investment with Invesco, please contact your Financial Advisor or contact Invesco at 1-800-959-4246. Thank you.

*	Please note that the End of Campaign message will not be activateduntil MSFS has provided instructions to do so.

FOR MSFS and DA PURPOSES ONLY	Updated: 7/2/2024

INVESCO CALL CENTER OUTBOUND CALLING SCRIPT

Hello, my name is (CSR FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Repeat the greeting if necessary)

I am calling on a recorded line regarding your current investment in the <<INSERT FUND NAME>>. Materials were sent to you for the upcoming Joint Special Meeting of Shareholders scheduled to take place on August 29, 2024. At this time we have not yet received your vote. The Board of Trustees is recommending a vote IN FAVOR of the proposals. Would you like to vote along with their recommendation?

(Pause for shareholder’s response)

If YES or a positive response from the shareholder:

If we identify any additional accounts you own prior to this meeting, would you like to vote those accounts in the same manner as you have voted with me today?

(Pause for shareholder’s response)

(Proceed to confirming the vote with the shareholder)

If NO, a negative response from the shareholder, or a shareholder has not received the information:

Shareholders are being asked to approve amendments to the current fundamental investment restrictions required by the Investment Company Act of 1940 and also to approve the removal of certain outdated or inappropriate fundamental restrictions as applies to your fund(s).

The Board of Trustees is recommending a vote IN FAVOR of all proposals. Would you like to vote along with their recommendation?

(Pause for shareholder’s response and answer questions they might have)

If a shareholder still chooses not to vote:

I understand you do not wish to vote at this time. Thank you and have a good day.

Shareholder Not Available:

We can be reached toll-free at 1-833-876-2299, Monday through Friday between the hours of 10:00AM and 11:00PM Eastern time. Your time today is appreciated. Thank you and have a good day.

Confirming the vote with the shareholder:

I am recording your vote (RECAP VOTING INSTRUCTIONS FOR THE PROPOSALS).

For confirmation purposes please state your full name.

(Pause for shareholder’s response)

According to our records, you reside in (city, state, zip code).

(Pause for shareholder’s response)

To ensure that we have the correct address for the letter confirming your vote, please state your street address.

(Pause for shareholder’s response)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll-free number listed in the letter. Your vote is important and your time today is appreciated. Thank you and have a good (MORNING, AFTERNOON, EVENING).

FOR MSFS and DA PURPOSES ONLY	Updated: 7/2/2024

INVESCO CALL CENTER VOICEMAIL MESSAGING SCRIPT

Hello.

I am calling on behalf of your current investment in the <<INSERT FUND NAME>>.

The Joint Special Meeting of Shareholders is scheduled to take place on August 29, 2024 All shareholders are being asked to consider and vote on important matters as set forth by the Board of Trustees. As of today your vote has not been registered.

Your vote is important.

Please contact us as soon as possible, toll-free at 1-833-876-2299, Monday through Friday between the hours of 10:00AM and 11:00PM Eastern time to cast your vote.

Thank you and have a good day.

FOR MSFS and DA PURPOSES ONLY	Updated: 7/2/2024

INVESCO IVR SCRIPT

Greeting	“Welcome to the automated telephone proxy voting system.”

Go to Control

Control	“Please enter the Control Number on your card, followed by the pound sign.”

If control number validated, go to BoardRec

BoardRec

“The Board of Trustees recommends a vote FOR ALL the nominees and FOR each of the sub-proposals. To submit a proxy in accordance with the recommendations of the Board of Trustees, press 1. If you would like to individually cast your votes regarding the 4 nominees in the First Meeting, followed by any applicable items under Proposal 1 and Proposal 2 in the Second Meeting, press 2.”

If 1: Go to BoardRecConf
If 2: Go to Nominees

BoardRecConf	“You have chosen to vote as the Board of Trustees recommends on all proposals. To confirm your selection, press 1. Otherwise, press 2.”

If 1: Go to Cast
If 2: Go to Nominees

Nominees	“ To vote in favor of all nominees, press 1. To withhold from all nominees, press 2. To withhold from an individual nominee, press 3.”

If 1:	“You have chosen to vote In Favor of all nominees. To confirm your selection, press 1, otherwise press 2.”

If 1: Go to Sub-Proposals

If 2: Replay this Proposal

If 2:	“You have chosen to withhold from all nominees. To confirm your selection, press 1, otherwise press 2.”

If 1: Go to Sub-Proposals

If 2: Replay this Proposal

If 3:	“Please enter the number of the nominee you wish to withhold from.”

User enters a nominee number.

1

INVESCO IVR SCRIPT

If nominee number is not within valid range, play “We’re sorry, nominee number you entered is not valid”, then re-prompt the caller for a nominee number.

If nominee number is within valid range, play “You have chosen to withhold on nominee number <n>. To confirm your selection, press 1, otherwise press 2.”

If 1:	“If you would like to withhold on another nominee, press 1. Or if you have finished withholding on individual nominees, press 2.

If 1:	Return to prompt for entering a nominee number
If 2:	Proceed to Sub-Proposals

If 2:	Nominee number not confirmed, return to prompt for entering a nominee number

Sub-Proposals	“To cast your vote regarding Sub-Proposal <num><alpha>, press 1 to vote In Favor, press 2 to vote Against, or press 3 to Abstain.”

(1a-1h & 2a-2p)

If 1:	“You have chosen to vote In Favor of this sub-proposal. To confirm your selection, press 1. Otherwise press 2.”

If 2:	“You have chosen to vote Against this sub-proposal. To confirm your selection, press 1. Otherwise press 2.”

If 3:	“You have chosen to Abstain from voting on this sub-proposal. To confirm your selection, press 1. Otherwise press 2.”

In each case:

If 1: Go to next Sub-Proposal

If 2: Replay this Sub-Proposal

When done with all proposals, go to Cast

Cast	“Your vote has been cast.”

Go to Nextcard

Nextcard	“If you would like to vote another proxy card, press 1. Otherwise you may hang up now. Thank you for your call.”

If 1: Go to Control

Otherwise: disconnect the call

2

Invesco

Invesco Municipal Opportunity Trust

Important Dates

Record Date:
05/31/2024

Meeting Date:
08/29/2024

Voting Starts:
07/08/2024

Voting Ends:
08/29/2024

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Select a Voting Option

PROXY FOR THE JOINT ANNUAL MEETING AND JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 29, 2024

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the above-referenced Fund (the "Fund") hereby revokes all previous proxies and appoints each of Melanie Ringold, Kelli Gallegos, Adrien Deberghes, Taylor Edwards and Amanda Roberts, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Joint Annual Meeting and Joint Special Meeting of Shareholders to be held on August 29, 2024 at 11 Greenway Plaza, Houston, Texas 77046-1173, and at any adjournment(s), postponement(s) or delay(s) thereof. The Joint Annual Meeting will be held at 1:00 p.m. Central Daylight Time (the "First Meeting"). The Joint Special Meeting will be held at 1:30 p.m. Central Daylight Time (the "Second Meeting") (each a "Meeting" and collectively, the "Meetings").

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS PROXY CARD IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL OR THE SUB-PROPOSALS, THIS PROXY CARD WILL BE VOTED 'FOR ALL' THE NOMINEES AND 'FOR' EACH OF THE SUB-PROPOSALS. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETINGS AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETINGS.

Do you have questions? If you have any questions about how to vote your proxy card or about the Meetings in general, please call toll-free (833)-876-2299. Representatives are available to assist you Monday through Friday, from 10:00 a.m. to 11:00 p.m., Eastern Daylight Time.

Voting Ends:
08/29/2024

Log off

act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Joint Annual Meeting and Joint Special Meeting of Shareholders to be held on August 29, 2024 at 11 Greenway Plaza, Houston, Texas 77046-1173, and at any adjournment(s), postponement(s) or delay(s) thereof. The Joint Annual Meeting will be held at 1:00 p.m. Central Daylight Time (the "First Meeting"). The Joint Special Meeting will be held at 1:30 p.m. Central Daylight Time (the "Second Meeting") (each a "Meeting" and collectively, the "Meetings").

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS PROXY CARD IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL OR THE SUB-PROPOSALS, THIS PROXY CARD WILL BE VOTED 'FOR ALL' THE NOMINEES AND 'FOR' EACH OF THE SUB-PROPOSALS. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETINGS AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETINGS.

Do you have questions? If you have any questions about how to vote your proxy card or about the Meetings in general, please call toll-free (833)-876-2299. Representatives are available to assist you Monday through Friday, from 10:00 a.m. to 11:00 p.m., Eastern Daylight Time.

Please choose from one of the following two voting options.

Vote as the Board of Trustees recommends

Review Proposal(s) before voting

© 2005-2024 All Rights Reserved.

Terms and Conditions | Privacy Notice

Invesco Invesco Municipal Opportunity Trust important Dates Select a Voting Option Record Date: 05/31/2024© PROXY FOR THE JOINT ANNUAL MEETING AND JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE SX16 HELD AUGUST 29,2024 © THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder of the above-referenced Fund (the “Fund”) hereby revokes all previous proxies and Voting Starts- appoints each of Melanie Ringold, Kelli Gallegos, Adrien Deberghes, Taylor Edwards and Amanda Roberts, 07/08/2024 collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Joint Annual Meeting and Voting Ends’ Joint Special Meeting of Shareholders to be held on August 29, 2024 at 11 Greenway Plaza, Houston, Texas 7704608/29/2024 ‘ 1173, and at any adjournment(s), postponement(s) or delay(s) thereof. The Joint Annual Meeting will be held at 1:00 p.m. Central Daylight Time (the “First Meeting1’). The Joint Special Meeting will be held at 1:30 p.m. Central Daylight Time (the “Second Meeting”) (each a “Meeting” and collectively, the “Meetings”). THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS PROXY CARD IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL OR THE SUB-PROPOSALS, THIS PROXY CARD WILL BE VOTED ‘FOR ALL’ THE NOMINEES AND ‘FOR’ EACH OF THE SUB-PROPOSALS. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETINGS AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETINGS. Do you have questions? If you have any questions about how to vote your proxy card or about the Meetings in general, please call toll-free (833)-876-2299. Representatives are available to assist you Monday through Friday, from 10:00 a.m, to 11:00 p.m,, Eastern Daylight Time. act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Joint Annual Meeting and Voting Ends: Joint Special Meeting of Shareholders to be held on August 29, 2024 at 11 Greenway Plaza, Houston, Texas 7704608/29/2024 1173, and at any adjournment(s), postponement(s) ordelay(s) thereof. The Joint Annual Meeting will be held at 1:00 p.m. Central Daylight Time (the “First Meeting’’}. The Joint Special Meeting will be held at 1:30 p.m. Central Daylight Time (the “Second Meeting”) (each a “Meeting” and collectively, the “Meetings”). THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS PROXY CARD IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL OR THE SUB-PROPOSALS, THIS PROXY CARD WILL BE VOTED ‘FOR ALL’ THE NOMINEES AND ‘FOR’ EACH OF THE SUB-PROPOSALS. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETINGS AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETINGS. Do you have questions? If you have any questions about how to vote your proxy card or about the Meetings in general, please call toll-free (833)-876-2299. Representatives are available to assist you Monday through Friday, from 10:00 a.m. to 11:00 p.m., Eastern Daylight Time. Please choose from one of the following two voting options. | Vote as the Board of Trustees recommends | Review Proposal(s) before voting © 2005-2024 All Rights Reserved. Terms and Conditions I Privacy Notice

Invesco Invesco Municipal Opportunity Trust Important Dates Please Make Your Proxy Voting Record Date: Selection(s) Below 05/31/2024 Vote by 08/29/2024. You may change your vote at any time until this deadline. Meeting Date: Item(s) not marked with a voting response will be voted Your control number. 10236999990097 08/29/2024 as the Boar(j of Trustees recommends. Voting Starts: 07/08/2024 first MEETING: Proposal 1a. â–Election of Trustees) board recommendation: FOR ALL Voting Ends: 08/29/2024 VOTE FOR ALL NOMINEES VOTE WITHHOLD ON ALL NOMINEES Log offj (01) Elizabeth Krentzman FOR WITHHOLD (02) Robert C. Troccoli for WITHHOLD (All Carol    Voting Starts: 07/08/2024 FIRST MEETING: Proposal 1a.—Election of Trustee(s) board recommendation: for all Voting Ends: 08/29/2024 VOTE FOR ALL NOMINEES VOTE WITHHOLD ON ALL NOMINEES (01) Elizabeth Krentzman FOR WITHHOLD (02) Robert C. Troccoli FOR WITHHOLD (03) Carol Deckbar for WITHHOLD (04.) Douglas Sharp for WITHHOLD SECOND MEETING: Proposal 1 board recommendation: for VOTE FOR ALL PROPOSAL 1 ITEMS To approve amendments to the current fundamental investment restrictions for the Funds other than IHTA as follows: 1. (a) : To amend the fundamental investment restriction regarding diversification (with the exception of VPV) F0R AGAINST ABSTAIN VOTE FOR ALL PROPOSAL 1 ITEMS

To approve amendments to the current fundamental investment restrictions for the Funds other than IHTA as follows: 1. (a): To amend the fundamental investment restriction regarding diversification (with the exception or VPV) F0R AGAINST ABSTAIN 1. (b): To amend the fundamental investment restriction regarding borrowing FOR AGAINST ABSTAIN 1. (c) : To amend the fundamental investment restriction regarding issuing senior securities F0R AGAINST ABSTAIN 1. (d): To amend the fundamental investment restriction reqardinq underwriting securities Issued by other persons F0R AGAINST ABSTAIN 1. (e): To amend the fundamental investment restriction regarding lending for against abstain 1. (f): To amend the fundamental investment restriction regarding purchasing    and selling real estate F0R AGAINST ABSTAIN 1. (g): To amend the fundamental investment restriction regarding purchasing and selling commodities F0R AGAINST ABSTAIN 1. (h): To amend the fundamental investment restriction reqardinq industry concentration F0R AGAINST ABSTAIN 1 A SECOND MEETING: Proposal 2 board recommendation: for VOTE FOR ALL PROPOSAL 2 ITEMS To approve the removal of the following current fundamental investment restrictions for the affected Funds as follows: 2. (a) : For IQI, OIA, VKQ, VGM, VCV, VKI, VBF, VLT, WR, VTN, VMO and VPV, to AGAINST ABSTAIN remove the fundamental investment restriction regarding purchasing on F0R AGAINST ABSTAIN margin 2. (b): For IQI, OIA, VKQ, VCV, VKI, VBF, VGM, VLT, WR, VTN, VMO and VPV, to ABSTAIN remove the fundamental investment restriction(s) regarding making short FOR AGAINST ABSTAIN sales, writing, purchasing or selling puts or calls or purchasing or selling futures or options 2. (c) : For IQI, OIA, VKQ, VGM, VCV, VKI, VBF, VLT, WR, VTN, VMO and VPV, to AGAINST abstain remove the fundamental Investment restriction regarding investing for control F0R AGAINST ABSTAIN or management 2. (e) : For VKQ, VCV, VGM, VKI, VLT, WR, VTN, VMO and VPV, to remove the AGAINST fundamental Investment restriction regarding investing in other investment F0R AGAINST ABSTAIN companies 2. (f): For IQI, OIA, VKQ, VCV, VGM, VKI, VLT, WR, VTN, VMO and VPV, to against abstain remove the fundamental investment restriction regarding investing in oil, gas F0R against abstain or mineral exploration or development programs 2. (I): For VKQ, VCV, VTN and VMO, to remove the fundamental investment AGAINST abstain restriction regarding investing for short-term profit F0R AGAINST ABSTAIN â–¼

VOTE FOR ALL PROPOSAL To approve the removal of the following current fundamental investment restrictions for the affected Funds as follows: 2. (a) : For IQI, OIA, VKQ, VGM, VCV, VKI, VBF, VLT, WR, VTN, VMO and VPV, to ABSTAIN remove the fundamental investment restriction regarding purchasing on FDR against abstain margin 2. (b) : For IQI, OIA, VKQ, VCV, VKI, VBF, VGM, VLT, WR, VTN, VMO and VPV, to AGAINST abstain remove the fundamental investment restriction(sj regarding making short FOR AGAINST ABSTAIN sales, writing, purchasing or selling puts or calls or purchasing or selling futures or options 2. (c) : For IQI, OIA, VKQ, VGM, VCV, VKI, VBF, VLT, WR, VTN, VMO and VPV, to ABSTAIN remove the fundamental Investment restriction regarding investing for control F0R AGAINST ABSTAIN or management 2. (e) : For VKQ, VCV, VGM, VKI, VLT, WR, VTN, VMO and VPV, to remove the ABSTAIN fundamental investment restriction regarding investing in other investment F0R AGAINST ABSTAIN companies 2. (f): For IQI, OIA, VKQ, VCV, VGM, VKI, VLT, WR, VTN, VMO and VPV, to AGAINST ABSTAIN remove the fundamental investment restriction regarding Investing in oil, gas FOR AGAINST ABSTAIN or mineral exploration or development programs 2. (I): For VKQ, VCV, VTN and VMO, to remove the fundamental investment AGAINST aBStaiN restriction regarding Investing for short-term profit F0R AGAINST ABSTAIN Proceed Invesco Invesco Municipal Opportunity Trust Important Dates Record Date: Review Voting Summary and Submit Your Vote 05/31/2024 Meeting Date: Please review your selections below. To register your vote, click the Submit Vote button at the bottom. 08/29/2024 Your vote will not be filed until you have clicked this button. voting starts: FIRST MEETING—Proposal 1a.—Election of Trustee(s) 07/08/2024 Voting Ends: (01} Elizabeth Krentzman FOR 08/29/2024 (02} Robert C. Troccoll FOR (03) Carol Deckbar FOR (04) Douglas Sharp FOR SECOND MEETING â– Proposal 1 Log off ‘ To approve amendments to the current fundamental investment restrictions for the Funds other than IHTA as follows:

SECOND MEETING—Proposal 1 Log off To approve amendments to the current fundamental investment restrictions for the Funds other than IHTA as follows: 1. (a): To amend the fundamental investment restriction regarding diversification (with the FOR exception of VPV) 1. (b): To amend the fundamental Investment restriction regarding borrowing FOR 1. (c): To amend the fundamental investment restriction regarding Issuing senior securities FOR 1. (d): To amend the fundamental Investment restriction regarding underwriting securities FOR issued by other persons 1. (e): To amend the fundamental investment restriction regarding lending FOR 1. (f): To amend the fundamental investment restriction regarding purchasing and selling real FOR estate 1. (g) : To amend the fundamental investment restriction regarding purchasing and selling FOR commodities v estate A 1. (g): To amend the fundamental investment restriction regarding purchasing and selling FOR commodities 1. (h): To amend the fundamental investment restriction regarding industry concentration FOR SECOND MEETING—Proposal 2 To approve the removal of the following current fundamental investment restrictions for the affected Funds as follows: 2. (a): For IQI, OIA, VKQ, VGM, VCV, VKI, VBF, VLT, WR, VTN, VMO and VPV, to remove the FOR fundamental investment restriction regarding purchasing on margin 2. (b) : For IQI, OIA, VKQ, VCV, VKI, VBF, VGM, VLT, WR, VTN, VMO and VPV, to remove the FOR fundamental investment restriction(s) regarding making short sales, writing, purchasing or selling puts or calls or purchasing or selling futures or options 2. (c): For IQI, oia, vkq, vgm, vcv, VKI, VBF, VLT, WR, VTN, vmo and vpv, to remove the FOR fundamental investment restriction regarding investing for control or management 2. (e): For VKQ, VCV, VGM, VKI, VLT, WR, VTN, VMO and VPV, to remove the fundamental FOR investment restriction regarding investing in other investment companies â–¼ 2. (b) : For IQI, OIA, VKQ, VCV, VKI, VBF, VGM, VLT, WR, VTN, VMO and VPV, to remove the FOR fundamental investment restriction(s} regarding making short sales, writing, purchasing or selling puts or calls or purchasing or selling futures or options 2. (c): For IQI, OIA, VKQ, VGM, VCV, VKI, VBF, VLT, WR, VTN, VMO and VPV, to remove the FOR fundamental investment restriction regarding investing for control or management

2. (e): For VKQ, VCV, VGM, VKI, VLT, WR, VTN, VMO and VPV, to remove the fundamental FOR investment restriction regarding investing in other investment companies 2. (f): For IQI, OIA, VKQ, VCV, VGM, VKI, VLT, WR, VTN, VMO and VPV, to remove the FOR fundamental investment restriction regarding Investing in oil, gas or mineral exploration or development programs 2. (I): For VKQ, VCV, VTN and VMO, to remove the fundamental investment restriction FOR regarding investing for short-term profit [ Submit Vote ] [ Modify Vote ] © 2005-2024 All Rights Reserved, Terms and Conditions I Privacy Notice Invesco Invesco Municipal Opportunity Trust Important Dates Record Date Send a confirmation of my vote to the following email address: 05/31 /2024 | | ® Re-enter email address for verification: Meeting Date: 08/29/2024 ® Submit Voting Starts: 07/08/2024 Voting Ends: 08/29/2024 © 2005-2024 All Rights Reserved. Terms and Conditions | Privacy Notice Log off Invesco Invesco Municipal Opportunity Trust important Dates Successful Completion Record Date: Your selection has been recorded. Thank you for using ProxyVoteNow. An e-mail confirmation has been sent to you at a.shaw@morrowsodali.com. Meeting Date: 08/29/2024 To change your vote, or to vote another Control Number, please click the Vote Another Cl) Control Number button. You may re-visit this site to change your vote at any time prior to the close of voting. However, only your most current vote will be tabulated. Voting Starts: 07/08/2024 | Vote Another Control Number | Voting Ends: 08/29/2024 © 2005-2024 All Rights Reserved. „ Terms and Conditions I Privacy Notice Log off